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                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549

                                              FORM 8-K

                                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                    Date of Report: May 28, 2003


                                       TTR TECHNOLOGIES, INC.
                       (Exact name of registrant as specified in its charter)


            Delaware                           0-22055                        11-322367
(State or other Jurisdiction of       (Commission File Number)             (IRS Employer No.)
 Identification Incorporation)

                                        1091 Boston Post Road
                                         Rye, New York 10580
                              (Address of Principal Executive Offices)

                                            914-921-4004
                        (Registrant's Telephone Number, including Area Code)


                              INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.    OTHER EVENTS

     TTR Technologies, Inc. ("TTR Inc."), together with its wholly-owned subsidiary, TTR
Technologies, Ltd. (collectively with TTR Inc., the "Company"), and Macrovision Corporation
("Macrovision"), together with its wholly-owned subsidiaries Macrovision Europe Ltd. ("Macrovision
Europe") and Macrovision Israel Ltd. ("Macrovision Israel") have consummated a transaction, as of
May 28, 2003, pursuant to which Macrovision Europe and Macrovision Israel have purchased all of the properties, rights, interests and other tangible and intangible assets that relate in any material respect to the copy protection and digital rights management business for audio programs of the
Company, including the technologies underlying SAFEAUDIO and the tentatively named PALLADIUMCD product line. The consummation of the transaction also includes the termination of the Alliance
Agreement entered into by the Company and Macrovision in November 1999.
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     Under the terms of the transaction, the consideration for the transaction was comprised of a cash payment of $5.05 million and the return to the Company of 1,880,937 shares of TTR Inc.'s Common Stock that Macrovision purchased in
January 2000 for $4.0 million. The terms of the definitive agreement executed by the Company and Macrovision on November 4, 2002, called for the Company to receive a cash payment of between $4.85 million and $5.25 million, depending on whether the Company obtained various consents and releases with respect to certain of the assets to be sold by the Company to Macrovision. The Company and
Macrovision have mutually agreed that based on the consents and releases the
Company has obtained to date, that the cash payment will be $5.05 million, that the cash payment is final and not subject to adjustment, and the Company shall have no further obligation to obtain any further consents or releases.

     As a result of the consummation of the transaction, the Company has ceased to be engaged in the business being transferred to Macrovision Europe and Macrovision Israel which is the only business that the Company has been actively engaged in since its inception in 1994. The company is currently evaluating several potential future opportunities.

     The Company will file a Form 8-K containing the information required by
Item 2 of that Form within 15 calendar days after the date of the consummation of the transaction as required by Form 8-K.


Exhibit List

     99.1 Press Release issued on May 28, 2003.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 28, 2003                            TTR TECHNOLOGIES, INC.


                                                 By:  /s/Daniel C. Stein
                                                      -----------------------
                                                      Daniel C. Stein
                                                      Chief Executive Officer